Second Quarter 2016 Earnings NASDAQ Global Select Market: UBNK Create Your Balance

2 NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future fi l ings. With regard to presentations compared to peer institutions, the peer companies include: BHLB, BNCL, BPFH, BRKL, CBU, CUBI, DCOM, EGBN, FCF, FFIC, INDB, KRNY, NBTB, NWBI, PFS, SASR, STBA, TMP, TRST, WSFS Data for peers is sourced from SNL Financial LLC. NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non- recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. The efficiency ratio represents the ratio of non-interest expenses to the sum of net interest income before provision for loan losses and non-interest income, exclusive of net gain (loss) on limited partnership investments. The pre-provision net revenue to average assets ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other non-interest income, net of non-credit-related expenses as a percent of total average assets. The pre-provision net revenue to average equity ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other non-interest income, net of non-credit-related expenses as a percent of total average equity. Reconciliations are in earnings releases at www.unitedfinancialinc.com. Forward Looking Statements

3 NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4 NASDAQ: UBNK Table of Contents Page Key Objectives 5 Second Quarter Income Statement Walk 6 Second Half 2016 Forecast 7 Purchase Accounting 8 Mortgage Banking 9 Commercial Real Estate 10 Indexed Pipelines 11 Appendix 12

5 NASDAQ: UBNK Four Key Objectives Objective Progress Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity (a) average earning asset growth linked quarter totaled $38.2 million compared to average deposit growth of $26.9 million; (b) 3.5% annualized 2Q16 DDA growth; (c) annualized loan growth in 2Q16 of 7% Re-Mix cash flows into higher yielding risk adjusted return on assets with lower funding costs relative to peers. (a) cost of funds improved by 1 bps linked quarter; (b) 26% annualized growth in OOCRE and C&I loans Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) introduced new electronic based checking product; (b) 29% increase in new checking account openings from linked quarter; (c) Operating Non-Interest Expense/ Average Assets (NIE/AA) at 2.08% Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) 7% annualized increase in tangible book value (TBV); (b) 3.70% dividend yield in second quarter 2016

6 NASDAQ: UBNK Second Quarter Walk (Dollars in thousands) GAAP Net Income Operating Net Income Actual First Quarter 2016 $ 11,894 $ 10,946 Loan Interest Income (2,396) (468) Fee Income 480 480 Investment Income (37) (37) Interest Expense 47 54 Net Interest Income (1,906) 29 Provision (936) (936) Net Interest Income after Provision (2,842) (907) Service Charges and Fees (235) (236) Security Gains/Losses (1,085) — Mortgage Banking 1,471 1,471 Gains/Losses on Limited Partnerships (568) (568) Other 222 223 Non-Interest Income (195) 890 Salaries and Benefits (2,222) (864) Marketing (431) (431) Other 1,735 298 Total Operating Expense (918) (997) Taxes 1,119 90 Total Change (2,836) (924) Actual Second Quarter 2016 $ 9,058 $ 10,022

7 NASDAQ: UBNK Second Half 2016 Forecast Actual Q1 2016 Actual Q2 2016 Second Half 2016 Operating Net Interest Margin 2.95% 2.94% ~ 2.94% Loan Growth 3.0%* 7.0%* mid single digits Provision / Average Gross Loans 0.23%* 0.31%* 0.27% - 0.30%* Non-Interest Income Run Rate $26.9 million* $26.1 million* $24.0 -$27.0 million* Non-Interest Expense Run Rate $135.1 million* $138.7 million* $130 million* Effective Tax Rate 13.0% 6.8% 15.0% *Note: Loan Growth, Provision/Average Gross Loans, Fee Income and NIE calculations are annualized.

8 NASDAQ: UBNK Purchase Accounting at June 30, 2016 (Dollars in thousands) Premium (Discount) Weighted Average Life Projected Quarter Net Interest Income Impact Projected 2H2016 Impact Consumer $9,148.4 3.9 $(589.8) $(1,179.5) Commercial (12,386.0) 3.3 943.9 1,887.8 Residential 6,808.8 3.5 (490.1) (980.3) Total Interest Income Impact $3,571.2 $(136.0) $(272.0) Total Purchased Liabilities $2,394.4 $1,441.4 Total Net Interest Income Impact $1,169.4 Note: Loan accretion / amortization projections can fluctuate due to a variety of factors including: changes in borrower cred it quality, loan sales, and prepayment speeds.

9 NASDAQ: UBNK • Origination volume increase in June 30, 2016 quarter by $49.4 MM for a total Q2 volume of $173.5 MM in mortgages. • A record 65.9% in 30 year FRM, 60.5% of which was sold into the Secondary Market • Purchase volume represented 58.1% of total production in Q2 2016 Mortgage Banking

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Delta	Construction / Risk-Based Capital	3-Year Delta
United Financial Bancorp, Inc.	**Glastonbury**	**CT**	**UBNK**	**294%**	**52%**	**28%**	**4%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	268%	20%	27%	8%
Webster Financial Corporation	Waterbury	CT	WBS	149%	27%	17%	5%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	231%	32%	43%	2%
Independent Bank Corp.	Rockland	MA	INDB	299%	(27)%	58%	9%
Brookline Bancorp, Inc.	Boston	MA	BRKL	356%	18%	19%	(4)%
Century Bancorp, Inc.	Medford	MA	CNBKA	32%	(20)%	4%	(2)%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	323%	66%	40%	21%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	445%	(56)%	91%	(7)%
Camden National Corporation	Camden	ME	CAC	193%	35%	28%	14%
First Connecticut Bancorp, Inc.	Farmington	CT	FBNK	300%	88%	16%	(18)%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	259%	13%	91%	17%
Community Bank System, Inc.	De Witt	NY	CBU	79%	(3)%	17%	(2)%
NBT Bancorp Inc.	Norwich	NY	NBTB	160%	(26)%	28%	(3)%
Sterling Bancorp	Montebello	NY	STL	275%	(23)%	15%	(21)%
			High	445%	88%	91%	21%
			Low	32%	(56)%	4%	(21)%
			Mean	241%	10%	35%	1%
			Median	264%	15%	27%	0%
			UBNK Ranking out of 15 (ascending):	***6***	***3***	***6***	***7***

NOTE: All financial data as of March 31, 2016
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
All data sourced from SNL Financial

united financial bancorp, inc.
NASDAQ: UBNK
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11 NASDAQ: UBNK Indexed Pipeline Metrics Index value 06/30/2015 = 100.0 Index value 06/30/2016 = 73.3 CAGR = (26.7%) Index value 06/30/2015 = 100 Index value 06/30/2016 = 82 CAGR = (17.7%)

12 NASDAQ: UBNK APPENDIX

13 NASDAQ: UBNK Balance Sheet Trends QoQ YoY 2Q16 vs 1Q16 2Q16 vs 2Q15 Balance Sheet ($ in thousands) 2Q2016 1Q2016 4Q2015 3Q2015 2Q2015 $ Change % Change $ Change % Change ASSETS Cash and cash equivalents $ 97,441 $ 87,234 $ 95,176 $ 98,310 $ 84,525 $ 10,207 11.7% $ 12,916 15.3 % Securities 1,087,748 1,104,93 2 1,073,734 1,095,10 8 1,076,91 9 (17,184) (1.6) 10,829 1.0 Loans held for sale 30,558 7,560 10,136 13,511 28,017 22,998 304.2 2,541 9.1 Residential real estate 1,171,300 1,176,35 7 1,179,915 1,190,74 5 1,167,83 0 (5,057) (0.4) 3,470 0.3 Home equity 460,058 446,515 431,282 335,220 333,983 13,543 3.0 126,075 37.7 Other consumer 211,065 217,725 233,064 5,236 5,206 (6,660) (3.1) 205,859 3,954.3 Residential construction 49,338 42,205 41,084 33,648 24,306 7,133 16.9 25,032 103.0 Investor non-occupied CRE 1,675,821 1,648,32 1 1,673,248 1,580,84 8 1,458,22 9 27,500 1.7 217,592 14.9 Owner occupied CRE 384,324 376,511 322,084 340,047 305,522 7,813 2.1 78,802 25.8 Commercial business 671,687 614,235 603,332 576,899 634,529 57,452 9.4 37,158 5.9 Commercial construction (ADC) 107,302 128,007 129,922 146,975 142,462 (20,705) (16.2) (35,160) (24.7) Loans - net 4,702,337 4,621,98 8 4,587,062 4,185,03 2 4,048,77 0 80,349 1.7 653,567 16.1 Deferred tax asset, net 31,395 32,222 33,094 31,554 31,822 (827) (2.6) (427) (1.3) Premises and equipment, net 53,021 53,685 54,779 55,919 57,131 (664) (1.2) (4,110) (7.2) Intangible Assets 121,953 122,354 122,787 123,220 123,637 (401) (0.3) (1,684) (1.4) Cash surrender value of BOLI 126,734 125,920 125,101 125,186 124,287 814 0.6 2,447 2.0 Other Assets* 163,897 163,349 126,672 115,182 105,582 548 0.3 58,315 55.2 Total Assets $ 6,415,084 $ 6,319,24 4 $ 6,228,541 $ 5,843,02 2 $ 5,680,69 0 $ 95,840 1.5% $ 734,394 12.9 % LIABILITIES AND STOCKHOLDERS' EQUITY Liabilities: QoQ YoY Deposits: 2Q16 vs 1Q16 2Q16 vs 2Q15 Non-interest-bearing $ 673,624 $ 657,144 $ 657,718 $ 622,535 $ 610,279 $ 16,480 2.5% $ 63,345 10.4 % Interest-bearing 3,781,717 3,876,90 1 3,779,353 3,640,43 6 3,571,97 2 (95,184) (2.5) 209,745 5.9 Total Deposits 4,455,341 4,534,04 5 4,437,071 4,262,97 1 4,182,25 1 (78,704) (1.7) 273,090 6.5 Mortgagors' and investor escrow accounts 14,040 9,696 13,526 8,108 15,168 4,344 44.8 (1,128) (7.4) FHLB advances and other borrowings 1,222,160 1,073,03 4 1,099,020 893,865 825,963 149,126 13.9 396,197 48.0 Accrued expenses and other liabilities 79,350 69,191 53,403 56,626 45,313 10,159 14.7 34,037 75.1 Total liabilities 5,770,891 5,685,96 6 5,603,020 5,221,57 0 5,068,69 5 84,925 1.5 702,196 13.9 Total stockholders' equity 644,193 633,278 625,521 621,452 611,995 10,915 1.7 32,198 5.3 Total liabilities and stockholders' equity $ 6,415,084 $ 6,319,24 4 $ 6,228,541 $ 5,843,02 2 $ 5,680,69 0 $ 95,840 1.5% $ 734,394 12.9% *Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets

14 NASDAQ: UBNK Commercial Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,783 Million C&I & Owner Occupied CRE by Industry $1,056 Million

15 NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2016Q2 2016Q1 Market Value 1,088 1,105 Yield 2.95% 2.94 % Average Rating AA AA MBS Portfolio 596 613 Total Portfolio Duration (years) 3.0 3.1 Summary of Quarterly Securities Purchases 2016Q2 2016Q1 Average Yield 2.90% 2.95 % Average Rating AA AA

16 NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2016Q2 2016Q1 2015Q4 2015Q3 2015Q2 Non-accrual loans $ 32,038 $ 29,285 $ 32,191 $ 32,240 $ 30,028 TDR - non-accruing 6,713 7,143 5,611 4,605 5,346 Total non-performing loans 38,751 36,428 37,802 36,845 35,374 OREO 702 659 755 258 227 Total non-performing assets $ 39,453 $ 37,087 $ 38,557 $ 37,103 $ 35,601 NPLs to total loans 0.82% 0.78% 0.82% 0.88% 0.87 % NPAs to total assets 0.61% 0.59% 0.62% 0.63% 0.63 % Net charge offs $ 1,163 $ 1,075 $ 724 $ 1,276 $ 904 Annualized NCOs to average loans 0.10% 0.09% 0.07% 0.12% 0.09 % Allowance for loan losses to non-performing loans 97.96% 97.45% 89.64% 83.68% 81.57 % Allowance for loan losses to total loans 0.80% 0.76% 0.73% 0.73% 0.71 % Provision for loan losses (annualized)/Average Loans 0.31% 0.23% 0.35% 0.31% 0.45%

Management Team and Ownership

Name	Title/Function	Years in Industry/Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer	27/5	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	12/5	FDIC, Fitch Ratings, Alliance Berstein
Dena M. Hall	Chief Marketing Officer	19/11	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resources Officer	32/2	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	28/10	Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Lending	25/3	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	30/2	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	30/0	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	24/4	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 532,617 shares of stock and options*
- UBNK management owns 1,278,630 shares of stock and options*
- UBNK and United Bank Directors own 1,109,579 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/15.

united financial bancorp, inc.

NASDAQ: UBNK

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Non-GAAP Reconciliation

	Three Months Ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income	$ 9,058	$ 11,894	$ 9,902	$ 13,381	$ 13,332
Adjustments:					
Net interest (income) expense	35	(1,900)	(1,617)	(4,092)	(3,512)
Non-interest (income) expense	(367)	(1,452)	(519)	59	(360)
Non-interest expense	1,814	1,893	3,586	244	454
Income tax (benefit) expense	(518)	511	(65)	1,326	1,196
Net adjustment	964	(948)	1,385	(2,463)	(2,222)
Total operating net income	$ 10,022	$ 10,946	$ 11,287	$ 10,918	$ 11,110
Total net interest income	$ 41,496	$ 43,402	$ 40,693	$ 41,643	$ 40,903
Adjustments:					
Impact from purchase accounting fair value marks:					
Amortization (accretion) of loan mark	835	(1,094)	(718)	(2,787)	(2,194)
Accretion of deposit mark	359	359	444	841	845
Accretion of borrowings mark	441	447	455	464	473
Net adjustment	35	(1,900)	(1,617)	(4,092)	(3,512)
Total operating net interest income	$ 41,531	$ 41,502	$ 39,076	$ 37,551	$ 37,391
Total non-interest income	$ 6,532	$ 6,727	$ 8,463	$ 7,818	$ 9,371
Adjustments:					
Net (loss) gain on sales of securities	(367)	(1,452)	(300)	59	(360)
BOLI claim benefit	—	—	(219)	—	—
Net adjustment	(367)	(1,452)	(519)	59	(360)
Total operating non-interest income	6,165	5,275	7,944	7,877	9,011
Total operating net interest income	41,531	41,502	39,076	37,551	37,391
Total operating revenue	$ 47,696	$ 46,777	$ 47,020	$ 45,428	$ 46,402

united financial bancorp, inc.
NASDAQ: UBNK
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Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total non-interest expense	$ 34,681	$ 33,763	$ 35,305	$ 31,876	$ 30,357
Adjustments:					
Merger related expense	—	—	(1,575)	—	—
Core deposit intangible amortization expense	(401)	(433)	(433)	(433)	(449)
Loan portfolio acquisition fees	—	—	(1,572)	—	—
Effect of position eliminations	(1,403)	—	—	—	—
Effect of branch lease termination agreement	—	—	—	195	—
Amortization of fixed asset fair value mark	(10)	(6)	(6)	(6)	(5)
FHLBB prepayment penalties	—	(1,454)	—	—	—
Net adjustment	(1,814)	(1,893)	(3,586)	(244)	(454)
Total operating expense	$ 32,867	$ 31,870	$ 31,719	$ 31,632	$ 29,903
Total loans	$ 4,730,895	$ 4,649,876	$ 4,613,931	$ 4,209,618	$ 4,072,067
Non-covered loans (1)	(1,259,285)	(1,334,303)	(1,448,435)	(1,255,618)	(1,356,259)
Total covered loans	$ 3,471,610	$ 3,315,573	$ 3,165,496	$ 2,954,000	$ 2,715,808
Allowance for loan losses	$ 37,961	$ 35,500	$ 33,887	$ 30,832	$ 28,856
Allowance for loan losses to total loans	0.80%	0.76%	0.73%	0.73%	0.71%
Allowance for loan losses to total covered loans	1.09%	1.07%	1.07%	1.04%	1.06%

(1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.

united financial bancorp, inc.
NASDAQ: UBNK
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